Exhibit 99.1

180 Life Sciences Corp. Announces the Appointment of Pamela Marrone, PhD and Frank Knuettel II, MBA to Board of Directors

MENLO PARK, CA., June 10, 2021 (GLOBE NEWSWIRE) -- 180 Life Sciences Corp. (NASDAQ: ATNF) (180 Life Sciences or the "Company"), a clinical-stage biotechnology company focused on the development of novel drugs that fulfill unmet needs in inflammatory diseases, fibrosis and pain, today announced that it has appointed Pamela Marrone, PhD, and Frank Knuettel II, MBA, to its Board of Directors (“Board”) effective upon the earlier of (a) the business day following the filing of the 2020 Form 10-K Annual Report; and (b) June 28, 2021. The Board also changed the effective dates of the appointments of Russell T. Ray, MBA and Teresa DeLuca MD, MBA as members of the Board, as previously announced on May 27, 2021, to the same effective date as the appointments of Dr. Marrone and Mr. Knuettel.

Pam Marrone brings to 180 Life Sciences over 30 years’ experience innovating, commercializing and building organizations. She is an experienced chief executive and corporate officer having started and run companies with the most recent, until August 2020, a fast-growing agbiotech company and since then, as Executive Chair of a pair of firms assisting agbio innovators with their go to market strategy and taking selected products to market. Dr. Marrone has traveled extensively globally, launching products and setting up distribution deals in more than 40 countries.

From founding in 2006 to August 2020, Dr. Marrone was CEO and board member of Marrone Bio Innovations, Inc. (NASDAQ:MBII) and remains a board member and advisor. Marrone Bio has reported a 5-year revenue compound annual growth rate of ~30% (well above industry averages) and increased gross margins from zero to close to 55% in that same time. She led teams that broke new ground on regulatory approvals to build a line of award winning, patented products that are growing quickly across the globe and acquired a Finnish company in 2019.

Dr. Marrone previously started and led AgraQuest, leaving in 2006 to start Marrone Bio. In 2012, AgraQuest was acquired by Bayer for almost $500 million. Under her leadership, the company discovered and commercialized products in 38 countries (the first of its kind in Europe and Brazil). In 2000, she formed a trade group (BPIA.org, now with more than 150 members) to streamline the United States Environmental Protection Agency (EPA) registration process and bring quality and credibility to the biopesticide category.

Dr. Marrone is an industry thought leader, appearing in the Wall Street Journal, Los Angeles Times, and many local media outlets and industry trade publications. She is in high demand as a public speaker, doing many keynote speeches, podcasts and videos for the industry and entrepreneurial venues. She has received numerous awards including Natural Resources Defense Council, Inc.’s Growing Green Award, EcoFarm’s Sustie Award, California Governor’s Economic & Environmental Leadership Award, American Chemical Society Innovation Award and Sacramento Business Journal Most Admired CEO. She received her PhD from North Carolina State University. She served four years as an alumni-elected trustee of Cornell University, her undergraduate alma mater.

Frank Knuettel II comes to 180 Life Sciences with over 25 years of management experience in venture and PE-backed and public companies and with extensive experience in growing businesses, debt and equity financings, offerings and restructurings, M&A and leadership in and management of highly dynamic, swiftly growing companies. Mr. Knuettel is currently the CEO and serves on the board of directors of Terra Tech Corp. (OTCQX:TRTC) and serves on the board of directors of two private companies, one developing an anti-viral platform and the other focused on smart intubation devices. Mr. Knuettel was formerly Director of Capital and Advisory at Viridian Capital Advisors. He joined Veridian from One Cannabis Group (“OCG”), a leading cannabis dispensary franchisor. At OCG, Mr. Knuettel was the Chief Financial Officer where he was responsible for all finance and accounting management and integral to the successful sale of the company to Item 9 Labs Corp. (OTCQX: INLB).

Prior to OCG, Mr. Knuettel was CFO at MJardin, a Denver-based cannabis cultivation and dispensary management company, where he led the company’s IPO on the Canadian Securities Exchange. Following the IPO, Mr. Knuettel managed the merger with GrowForce, a Toronto-based cannabis cultivator, after which he moved over to the Chief Strategy Role. In his role as CSO, he managed the acquisition of several private companies before recommending and executing the consolidation of management and other operations to Toronto and the closure of the executive office in Denver.

Prior to MJardin, Mr. Knuettel held numerous CFO and CEO positions at early-stage companies where he had significant experience both building and restructuring businesses. Mr. Knuettel graduated cum laude from Tufts University with a B.A. degree in Economics and from The Wharton School of Business at the University of Pennsylvania with an MBA in Finance and Entrepreneurial Management.

Dr. James Woody, 180 Life Sciences Chief Executive Officer commented, “We are pleased to welcome both Pam and Frank to our board. I expect that their unique skill sets will be highly complementary to our other two recent additions to our board. I look forward to work with both Pam and Frank, along with our entire board of directors, focusing on building sustainable shareholder value.”

About 180 Life Sciences Corp.

180 Life Sciences Corp. is a clinical-stage biotechnology company focused on the development of novel drugs that fulfill unmet needs in inflammatory diseases, fibrosis and pain by leveraging the combined expertise of luminaries in therapeutics from Oxford University, the Hebrew University and Stanford University. 180 Life Sciences is leading the research into solving one of the world’s biggest drivers of disease – inflammation. The Company is driving groundbreaking studies into clinical programs, which are seeking to develop novel drugs addressing separate areas of inflammation for which there are no effective therapies. The Company’s primary platform is a novel program to treat fibrosis using anti-TNF (tumor necrosis factor).

Forward-Looking Statements

This press release includes “forward-looking statements”, including information about management’s view of the Company’s future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, statements relating to expectations regarding the capitalization, resources, and funding of the Company; expectations with respect to future performance, growth and anticipated acquisitions; the continued listing of the Company on The NASDAQ Stock Market; the ability of the Company to execute its plans to develop and market new drug products and the timing and costs of these development programs; estimates of the size of the markets for its potential drug products; potential litigation involving the Company or the validity or enforceability of the intellectual property of the Company; global economic conditions; geopolitical events and regulatory changes; the expectations, development plans and anticipated timelines for the Company’s drug candidates, pipeline and programs, including collaborations with third parties; access to additional financing, and the potential lack of such financing; and the Company’s ability to raise funding in the future and the terms of such funding. These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks, as well as in the definitive proxy statement/prospectus that the Company filed in connection with the recent merger. These reports and filings are available at www.sec.gov. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, including the forward-looking statements included in this press release, which are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise provided by law.

Investors:

Jason Assad
Director of IR
180 Life Sciences Corp
(678) 570-6791
Jassad@180lifesciences.com

Media Relations:

David Schull
David.Schull@russopartnersllc.com
(212) 845-4271

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